Exhibit 32.1

                          CERTIFICATION

            Certification of Chief Executive Officer
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18
                       U.S.C. Section 1350

     In  connection  with  the Quarterly Report  of  NorMexSteel,
Inc.   (the  "Company")  on Form 10-QSB for  the  quarter  ended
September  30,  2005, as filed with the Securities  and  Exchange
Commission on the date hereof (the "Report"), I, James Wolff, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1) The Report fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

  2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

Date: November 21, 2005



                                        /s/    James Wolff
                                        ----------------------------------
                                        James Wolff
                                        Chief Executive Officer, President